                                DOUBLECLICK INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1999

                                 (IN THOUSANDS)

                                                                              HISTORICAL       PRO FORMA   HISTORICAL  PRO FORMA
                                                                      DOUBLECLICK   NETGRAVITY  COMBINED     ABACUS     COMBINED
                                                                      -----------   ----------  ---------  ----------  ---------
                                     ASSETS
CURRENT ASSETS:
Cash, cash equivalents and investments in marketable securities         $ 363,309   $ 121,420   $ 484,729   $ 25,465   $ 510,194
Accounts receivable, net                                                   30,471      13,535      44,006     22,822      66,828
Prepaid expenses and other current assets                                   3,495       2,221       5,716      2,626       8,342
                                                                        ---------   ---------   ---------   --------   ---------
     Total current assets                                                 397,275     137,176     534,451     50,913     585,364

Property and equipment, net                                                26,691       7,318      34,009      7,410      41,419
Other assets                                                                5,752       1,488       7,240      3,644      10,884
                                                                        ---------   ---------   ---------   --------   ---------
     Total assets                                                       $ 429,718   $ 145,982   $ 575,700   $ 61,967   $ 637,667
                                                                        =========   =========   =========   ========   =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                                         $ 24,199       $ 729    $ 24,928      $ 595    $ 25,523
Accrued expenses                                                           15,938       4,362      20,300     10,246      30,546
Deferred revenue                                                            7,463       9,778      17,241          -      17,241
Deferred license and service fees                                             239           -         239          -         239
                                                                        ---------   ---------   ---------   --------   ---------
     Total current liabilities                                             47,839      14,869      62,708     10,841      73,549

Convertible subordinated notes                                            250,000           -     250,000          -     250,000
Other liabilities                                                             269           -         269        362         631

STOCKHOLDERS' EQUITY:
Common stock                                                                   40          18          58         10          68
Additional paid-in capital                                                205,583     162,525     368,108     15,505     383,613
Accumulated (deficit) earnings                                            (72,625)    (30,390)   (103,015)    35,249     (67,766)
Deferred compensation                                                        (197)     (1,040)     (1,237)         -      (1,237)
Other accumulated comprehensive income (loss)                              (1,191)         -       (1,191)        -       (1,191)
                                                                        ---------   ---------   ---------   --------   ---------
     Total stockholders' equity                                           131,610     131,113     262,723     50,764     313,487
                                                                        ---------   ---------   ---------   --------   ---------
     Total liabilities and stockholders' equity                         $ 429,718   $ 145,982   $ 575,700   $ 61,967   $ 637,667
                                                                        =========   =========   =========   ========   =========


               The accompanying notes are an integral part of this
              unaudited pro forma condensed combined balance sheet.

                                DOUBLECLICK INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      THREE MONTHS ENDED SEPTEMBER 30, 1999

                    (In thousands, except per share amounts)

                                                                   HISTORICAL           PRO FORMA     HISTORICAL     PRO FORMA
                                                           DOUBLECLICK    NETGRAVITY    COMBINED        ABACUS       COMBINED
                                                           -----------    ----------    ---------     ---------      ---------
Revenues                                                     $ 44,948       $ 6,758      $ 51,706      $ 23,019       $ 74,725
Cost of revenues                                               22,031         2,999        25,030         3,970         29,000
                                                             --------       -------      --------      --------       --------
   Gross profit                                                22,917         3,759        26,676        19,049         45,725

Operating expenses
   Sales and marketing                                         18,629         3,446        22,075         4,923         26,998
   General and administrative                                   6,141         1,658         7,799         1,817          9,616
   Product development                                          5,177         1,744         6,921           898          7,819
   Facility relocation & other                                    388             -           388             -            388
                                                             --------       -------      --------      --------       --------
     Total operating expenses                                  30,335         6,848        37,183         7,638         44,821

(Loss) income from operations                                  (7,418)       (3,089)      (10,507)       11,411            904

Equity in losses of joint venture                                   -             -             -          (208)          (208)
Interest and other, net                                         2,046         1,548         3,594           297          3,891
                                                             --------       -------      --------      --------       --------

(Loss) income before income taxes                              (5,372)       (1,541)       (6,913)       11,500          4,587
Provision for income taxes                                          -             -             -        (4,520)        (4,520)
                                                             --------       -------      --------      --------       --------

Net (loss) income                                            $ (5,372)      $(1,541)     $ (6,913)     $  6,980       $     67
                                                             ========       =======      ========      ========       ========

Basic net (loss) income per share                            $  (0.13)      $ (0.09)     $  (0.15)     $   0.70       $   0.00
                                                             ========       =======      ========      ========       ========

Diluted net (loss) income per share                          $  (0.13)      $ (0.09)     $  (0.15)     $   0.66       $   0.00
                                                             ========       =======      ========      ========       ========

Weighted average shares used in basic net (loss)
   income per share calculation                                39,824        17,790        44,805         9,931         55,233
                                                             ========       =======      ========      ========       ========

Weighted average shares used in diluted net (loss)
   income per share calculation                                39,824        17,790        44,805        10,575         62,683
                                                             ========       =======      ========      ========       ========


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1999

                    (In thousands, except per share amounts)

                                                                HISTORICAL          Pro Forma    HISTORICAL    PRO FORMA
                                                        DOUBLECLICK    NETGRAVITY    Combined      ABACUS       COMBINED
                                                        -----------    ----------    ---------   ----------    ----------
Revenues                                                  $ 98,027      $ 16,978     $ 115,005    $ 48,988     $ 163,993
Cost of revenues                                            47,069         7,795        54,864      10,433        65,297
                                                         ---------      --------     ---------    --------     ---------
   Gross profit                                             50,958         9,183        60,141      38,555        98,696

Operating expenses
   Sales and marketing                                      43,688        10,343        54,031      13,065        67,096
   General and administrative                               14,891         4,075        18,966       4,460        23,426
   Product development                                      12,868         5,321        18,189       2,279        20,468
   Facility relocation & other                               2,520             -         2,520           -         2,520
                                                         ---------      --------     ---------    --------     ---------
     Total operating expenses                               73,967        19,739        93,706      19,804       113,510

(Loss) income from operations                              (23,009)      (10,556)      (33,565)     18,751       (14,814)

Equity in losses of joint venture                                -             -             -        (573)         (573)
Interest and other, net                                      5,101         3,163         8,264         864         9,128
                                                         ---------      --------     ---------    --------     ---------

(Loss) income before income taxes                          (17,908)       (7,393)      (25,301)     19,042        (6,259)
Provision for income taxes                                       -             -             -      (7,484)       (7,484)
                                                         ---------      --------     ---------    --------     ---------

Net (loss) income                                        $ (17,908)     $ (7,393)    $ (25,301)   $ 11,558     $ (13,743)
                                                         =========      ========     =========    ========     =========

Basic net (loss) income per share                        $   (0.45)     $  (0.45)    $   (0.57)   $   1.17     $   (0.25)
                                                         =========      ========     =========    ========     =========

Diluted net (loss) income per share                      $   (0.45)     $  (0.45)    $   (0.57)   $   1.10     $   (0.25)
                                                         =========      ========     =========    ========     =========

Weighted average shares used in basic net (loss)
   income per share calculation                             39,524        16,335        44,098        9,896       54,489
                                                         =========      ========     =========     ========    =========

Weighted average shares used in diluted net (loss)
   income per share calculation                             39,524        16,335        44,098       10,511       54,489
                                                         =========      ========     =========     ========    =========


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      THREE MONTHS ENDED SEPTEMBER 30, 1998

                    (In thousands, except per share amounts)


                                                                    HISTORICAL            PRO FORMA     HISTORICAL   PRO FORMA
                                                           DOUBLECLICK     NETGRAVITY     COMBINED       ABACUS      COMBINED
Revenues                                                     $ 20,777         $ 3,059      $ 23,836      $ 16,008     $ 39,844
Cost of revenues                                               13,970           1,214        15,184         2,374       17,558
                                                             --------         -------      --------      --------     --------
   Gross profit                                                 6,807           1,845         8,652        13,634       22,286

Operating expenses
   Sales and marketing                                          7,608           2,859        10,467         3,489       13,956
   General and administrative                                   2,855             794         3,649         1,283        4,932
   Product development                                          1,778           1,298         3,076           400        3,476
   Facility relocation & other                                      -               -             -           360          360
                                                             --------         -------      --------      --------     --------
     Total operating expenses                                  12,241           4,951        17,192         5,532       22,724

(Loss) income from operations                                  (5,434)         (3,106)       (8,540)        8,102         (438)

Equity in losses of joint venture                                   -               -             -             -            -
Interest and other, net                                           720             283         1,003           191        1,194
                                                             --------         -------      --------      --------     --------
(Loss) income before income taxes                              (4,714)         (2,823)       (7,537)        8,293          756
Provision for income taxes                                          -               -             -        (3,303)      (3,303)
                                                             --------         -------      --------      --------     --------
Net (loss) income                                            $ (4,714)       $ (2,823)     $ (7,537)     $  4,990     $ (2,547)
                                                             ========        ========      ========      ========     ========

Basic net (loss) income per share                            $  (0.14)       $  (0.22)     $  (0.21)     $   0.51     $  (0.05)
                                                             ========        ========      ========      ========     ========

Diluted net (loss) income per share                          $  (0.14)       $  (0.22)     $  (0.21)     $   0.49     $  (0.05)
                                                             ========        ========      ========      ========     ========

Weighted average shares used in basic net (loss)
   income per share calculation                                33,131          12,631        36,668         9,721       46,875
                                                             ========        ========      ========      ========     ========

Weighted average shares used in diluted net (loss)
   income per share calculation                                33,131          12,631        36,668        10,202       46,875
                                                             ========        ========      ========      ========     ========


       The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.

         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                    (In thousands, except per share amounts)

                                                               HISTORICAL            PRO FORMA     HISTORICAL    PRO FORMA
                                                      DOUBLECLICK      NETGRAVITY    COMBINED        ABACUS      COMBINED
                                                      -----------      ----------    ---------     ----------    ---------
Revenues                                               $ 51,074         $ 7,395       $ 58,469      $ 34,458     $ 92,927
Cost of revenues                                         34,539           3,499         38,038         6,602       44,640
                                                       --------         -------       --------      --------     --------
   Gross profit                                          16,535           3,896         20,431        27,856       48,287

Operating expenses
   Sales and marketing                                   20,117           7,254         27,371         9,425       36,796
   General and administrative                             7,825           2,256         10,081         3,527       13,608
   Product development                                    4,357           3,358          7,715         1,251        8,966
   Facility relocation & other                                -               -              -           360          360
                                                       --------         -------       --------      --------     --------
     Total operating expenses                            32,299          12,868         45,167        14,563       59,730

(Loss) income from operations                           (15,764)         (8,972)       (24,736)       13,293      (11,443)

Equity in losses of joint venture                             -               -              -             -            -
Interest and other, net                                   1,949             339          2,288           496        2,784
                                                       --------         -------       --------      --------     --------

(Loss) income before income taxes                       (13,815)         (8,633)       (22,448)       13,789       (8,659)
Provision for income taxes                                    -               -              -        (5,309)      (5,309)
                                                       --------         -------       --------      --------     --------

Net (loss) income                                      $(13,815)        $(8,633)      $(22,448)     $  8,480     $(13,968)
                                                       ========         =======       ========      ========     ========

Basic net (loss) income per share                      $  (0.44)        $ (1.17)      $  (0.67)     $   0.87     $  (0.32)
                                                       ========         =======       ========      ========     ========

Diluted net (loss) income per share                    $  (0.44)        $ (1.17)      $  (0.67)     $   0.83     $  (0.32)
                                                       ========         =======       ========      ========     ========

Weighted average shares used in basic net (loss)
   income per share calculation                          31,501           7,380         33,567         9,702       43,754
                                                       ========         =======       ========      ========     ========

Weighted average shares used in diluted net (loss)
   income per share calculation                          31,501           7,380         33,567        10,195       43,754
                                                       ========         =======       ========      ========     ========


              The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

                                DOUBLECLICK INC.
                          NOTES TO UNAUDITED PRO FORMA
                     CONDENSED COMBINED FINANCIAL STATEMENTS


NOTE 1

The unaudited pro forma condensed combined financial statements present the effect of the mergers of DoubleClick, NetGravity and Abacus, effective October 26, 1999 and November 23, 1999, respectively, accounted for as pooling of interests.

The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements and related notes of DoubleClick, NetGravity and Abacus.

All share numbers in these unaudited pro forma condensed combined financial statements for all periods presented have been adjusted to reflect the DoubleClick 2-for-1 stock split that occurred in April 1999.


NOTE 2

Basic net income (loss) per share is computed using the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed using the weighted average number of common and dilutive common equivalent shares outstanding during the period. Dilutive common equivalent shares consist of the incremental common shares issuable upon conversion of the convertible preferred stock (using the if-converted method) and shares issuable upon exercise of stock options and warrants (using the treasury stock method). Common equivalent shares are excluded from the computations if their effect is anti-dilutive. Pro forma net income (loss) per share is computed by adding DoubleClick historical weighted average shares outstanding to NetGravity and Abacus historical weighted average shares outstanding converted to give effect to the exchange ratio of .28 and 1.05, respectively.


NOTE 3

The provision for income taxes does not reflect the benefit of DoubleClick's or NetGravity's net losses due to limitations and uncertainty surrounding realization.

NOTE 4

It is anticipated that the combined company will incur estimated direct transaction charges of $10.8 million and $16 million related to the NetGravity and Abacus mergers, respectively, in the fourth quarter of 1999. These charges include estimated investment banking and financial advisory fees of approximately $7.3 million and $12.5 million for the NetGravity and Abacus mergers, respectively, and other estimated merger related expenses totaling $3.5 million for each of the mergers, consisting primarily of other professional services and estimated registration expenses. Actual amounts ultimately incurred could differ from the estimated amounts. Additionally, the direct transaction charges do not include integration costs that may be incurred. Neither DoubleClick, NetGravity nor Abacus has estimated the amount or nature of integration costs.